






ROWAN HIGH SEAS

Designed for Success

Rowan Companies, Inc.
Investor Presentation
August, 2011

*Photo provided by Hyundai Heavy Industries.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Rowan is Focused on Offshore Drilling


Land Drilling
Sale
Pending




Manufacturing
Sold

Rowan Highlights

Leading Global, High-spec Drilling Company

- Focused on customers with demanding drilling requirements
- Leading provider in global high-spec jack-ups
- One of the youngest fleets in the industry
- Achieves premium day rates and utilization
- Geographically diversified
- Entering ultra deepwater with high-spec rigs

Strategically Focused On Offshore Drilling

- Seeks to expand fleet with additional high-end jack-ups and ultra deepwater rigs
- Sold manufacturing business
- Announced agreement to sell land drilling
- Combined after-tax proceeds of $1.2 billion will be redeployed into offshore drilling

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- Focused on cost control and capital spending discipline

Rowan is Focused on Expanding Offshore Fleet

2008	2009	2010	2011	2012	2013	2014
1 *Rowan Mississippi* (240C)	3 *Ralph Coffman* (240C)	4 *EXL I*	8 *Rowan Stavanger* (N-Class)		Drillship I (GustoMSC 12,000 ft)	Drillship II (GustoMSC 12,000 ft)
2 *J.P. Bussell* (Tarzan)		5 *EXL II*	9 *Rowan Norway* (N-Class)			
		6 *Rowan Viking* (N-Class)	10 *EXL IV*			
		7 EXL III	11 *Joe Douglas* (240C)			

11 NEW RIGS

$3B INVESTED

All delivered on time, within budget and with drilling commitments in advance of delivery.

Rowan's Jack-Up Fleet Focuses on Demanding Drilling

- 29 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 17 high-spec cantilever jack-up rigs, nine premium jack-ups, and three commodity jack-up rigs with skid-base capability
  - Two additional high-spec rigs under construction


North Sea: 6
* US GOM: 10
Middle East: 10
Mexico: 1
SE Asia: 1
Trinidad: 1

* *Three jack-up rigs departing the US GOM in Q3 2011 - one to Trinidad, another to the Middle East and the third to SE Asia.*

Worldwide JU Utilization=76% (82% Excluding U.S. GOM)


North Sea
93%
37
3
Mediterranean
73%
16
6
Middle East
81%
95
22
US GOM
44%
36
45
Southeast Asia
81%
52
12
Mexico
96%
28
1
C&S America
81%
13
3
Indian Ocean
91%
30
3
West Africa
67%
22
11
Australia
100%
1
0
Contracted
Not Contracted

Utilization at 94% for Highest Capability Jack-ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft. IC+	139	94%	29%
300 ft. IC	134	76%	27%
<300 ft. IC	123	80%	27%
IS	24	54%	5%
MC + MS	59	32%	12%
Total	479	75%	100%
High-Spec	34	94%	7%

Increasing Demand for High-End Jack-ups (>=350' WD)


343 Contracted Jack-Ups
356 Contracted Jack-Ups
Number of Rigs Contracted
350
300
250
200
150
100
50
0
24% DECREASE
223% INCREASE
2001
Current
High-End Jack-ups
All Other Jack-ups

What's Driving Demand for Higher-Spec Rigs?

- Operators are requiring greater rig capabilities to drill more challenging wellbore designs and large pipe programs
  - » Deep shelf gas
  - » Long reach horizontals
  - » HPHT
- IOCs and NOCs are more focused on achieving lower wellbore costs rather than the lowest day rate
- Operators are requiring higher standards post-Macondo





Rowan is the Market Leader in High-Spec Jack-ups

Rowan will remain the clear high-spec jack-up market leader after delivery of all announced rigs



By YE 2011
By YE 2014
Number of High-Spec Jack-ups
20
18
16
14
12
10
8
6
4
2
0
Rowan
Noble
Prospector
Seadrill
Aban
Maersk
ENSCO
North Atlantic
KS Energy
Yantai
COSL
Drilling & Offshore
Hercules
Diamond
SinoTharwa
Momentum
Japan Drilling
Operadora Cicsa

Rowan's Jack-up Fleet is Young Compared to Peers

Age of ~68% of global jack-up fleet is older than 25 years

Rig additions will lower Rowan's average age further to 16 years



<10 yrs
121 Rigs
25%
>30 yrs
144 Rigs
30%
10-20 yrs
19 Rigs
4%
21-25 yrs
13 Rigs
3%
26-30 yrs
182 Rigs
38%



Current Average Jack-up Fleet Age
Years
35
30
25
20
15
10
5
0
17
26
28
29
31
Rowan 28 JUs
Ensco (1) 46 JUs
Transocean 63 JUs
Noble 39 JUs
Diamond 13 JUs

1) Pro forma for Pride acquisition.

Rowan Competes with Lower Relevant JU Supply

The global fleet of jack-ups that compete with Rowan is much smaller than the total fleet after excluding older commodity rigs, cold stacked rigs, and rigs in China and Iran

Competitive Jack-up Supply


Rigs
500
400
300
200
100
0
479
38
36
50
355
37
85
94
139
74
4
6
1
202
Current Fleet
Cold Stacked (MS, MC, IS)
Cold Stacked (IC)
China / Iran
Relevant Current Fleet
MS, MC, IS
IC <300' and >20yrs old (1)
IC > 25 yrs old
Long-term Competitive Supply
Newbuilds (2)
Newbuild NOCs
Cancellation Candidates (3)
Newbuilds (China / Iran)
Relevant Supply

1) *Excludes harsh environment rigs.*
2) *Currently under construction or on order.*
3) *Per internal estimates.*

Rowan Consistently Leads in Rates and Utilization

Comparison of Rowan Day Rates to Peers



$250,000
$200,000
$150,000
$100,000
$50,000
$0
$111,000
$76,938
$131,600
$81,944
$213,000
$116,357
US GOM
Middle East
North Sea
Rowan
Peers (1)

Comparison of Rowan Utilization to Peers



100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Rowan
Peers (1)

1) *Peers include DO, RIG, NE, and ESV (pro forma for PDE acquisition).*

Rowan's Fleet Works Throughout the World



Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of Mexico
22
Today
29 Total Rigs
Trinidad
Mexico
Southeast Asia
1
1
1
10
Three of these rigs to depart GOM in Q3.
Middle East
10
6
Gulf of Mexico
North Sea

International Tender and Inquiry Activity for Rowan Rigs

Southeast Asia and North Sea Driving Rig Demand


North Sea
7 Rigs
Mediterranean
2 Rig
Middle East
8 Rigs
Mexico
6 Rigs
Southeast Asia
16 Rigs
C&S America
3 Rigs
West Africa
1 Rig
Australia / NZ
1 Rig

Delivered Third N-Class Jack-up the *Rowan Norway*

- Three high-spec N-Class rigs committed in the North Sea
- Continue to track multiple contract opportunities in the North Sea
- Operators are anxious to see increased competition and a high grading of equipment in the area


Keppel FELS
Christening of
ROWAN NORWAY
ROWAN NORWAY

Photos of the N-Class *Rowan Norway* christening held in Singapore at Keppel FELS on June 25, 2011 with Lady Sponsor, Mrs. Cheryl Keller, wife of Mr. Mark Keller, Executive Vice President, Business Development of Rowan Companies.

Rowan is Diversifying into the Ultra Deepwater

High-Spec Jack-ups + **Ultra Deepwater Drillships**





Photo provided by Hyundai Heavy Industries.

Rowan to Build Two Ultra Deepwater Drillships



- Contract with Hyundai for two ultra-deepwater drillships (GustoMSC - 12,000 ft)
- Delivery in late 2013 and mid 2014
- Construction cost = $605 million each
- Additional investment = $50 million each
  - » 2,000 ft of additional riser (total 12,000 ft)
  - » Second BOP to minimize critical non-productive time
  - » Training and ramp-up costs
- Construction costs funded from cash and cash flow from operations

Rowan UDW Design Provides a Competitive Advantage

Expanded Capabilities

- 4mm Pounds of riser tensioning capability
- 3rd Load path
- Retractable thrusters
- Hull integration

+ Designed with Redundancy

- Dual 7-Ram BOPs
- Redundant riser hold bridge cranes
- Redundant hydraulic / electrical BOP deadman control

+ Global Capabilities

- Built to meet Brazilian requirements
- Built to New Gulf of Mexico standards
- Black Sea accessible

Unmatched capabilities at a competitive construction cost

Rowan Drillship – Highest Capabilities

Recent Newbuilds Announced	Shipyard	12,000ft Outfitting	Retractable Thrusters	Dual BOPs	Hull Integration	3rd Load Path	Dual Load Path w/TDS 1250/750	Riser Tension Capacity (4000 kips)	Mud Pumps (5x2200)
Rowan	Hyundai	✓	✓	✓	✓	✓	✓	✓	✓
(a) May 2011	Daewoo	–	–	–	–	–	–	–	–
(b) May 2011	Hyundai	–	–	–	✓	–	✓	–	✓
(c) Apr 2011	Hyundai	–	–	–	✓	✓	✓	✓	✓
(d) Apr 2011	Samsung	–	–	–	–	✓	✓	–	
(e) Apr 2011	Samsung	–	–	–	–	–	–	–	✓
(f) Mar 2011	Samsung	–	–	–	–	–	–	–	–
(g) Mar 2011	Hyundai	–	✓	–	✓	✓	–	–	–
(h) Dec 2010	Samsung	–	–	–	–	✓	–	–	–

Recent 10,000 ft Drillship Fixtures Yield Favorable Returns



$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Day Rates
1 Year or less contract length
Greater than 1 year, less than 3 Years
3 Years or more
12% return at full rig investment ($655 million)
10% return at full rig investment ($655 million)
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

UDW Drillship Utilization High Since 2005



100
90
80
70
Average Utilization (%)
Jan 2005
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011
7500-9999'
10000'+

Development Drilling Expected to Absorb UDW Newbuilds



160
140
120
100
80
60
40
20
0
Rigs *
Deepwater
Discoveries
Exploration
Development
10
8
6
4
2
0
Deepwater Discoveries/Qtr
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12E
1Q13E
1Q14E
1Q15E
1Q16E

*7500ft floaters and greater

Source: Jefferies & Company, Inc.

UDW Demand Projected to Exceed Supply in '12 + '13


Rig Count*
Utilization (%)
160
140
120
100
80
60
40
20
0
100
80
60
40
20
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E
2016E
Supply
Demand
Utilization

*7500ft floaters and greater

Source: Jefferies & Company, Inc.

Rowan has Advantages in Entering UDW Market

- Long standing brand reputation for operational excellence and customer satisfaction
- Strong global marketing coverage
- Very high-spec drillship design with capability advantages and built-in redundancies
- Core team of highly experienced and respected deepwater professionals already in place
- 100% success contracting newbuilds before delivery


ROWAN P10,000

Rowan Newbuild Capex with Drillships


$800
$600
$400
$200
$0
$ millions
2H 2011
2012
2013
2014

Investment Grade Balance Sheet (Baa3/BBB-)

(in millions)	06/30/2011	Projected 12/31/2011
Cash and restricted cash	$711	$600-650
Total debt	$1,160	$1,134
Total debt-to-cap	21%	20%
Net debt-to-cap	9%	10%

Effective Tax Rate is Declining

2008	2009	2010	2011 E
34.6%	31.7%	26%	4%

- Through 2007, all rigs owned in US subsidiaries
- Since 2008, all new rigs owned in foreign subsidiaries
- 2011 reduction in tax cost
  - UK operations achieving low single digit tax rate, fully offset by NOLs
  - Segregation of US-based manufacturing and land rig operating results
  - Foreign rigs working in GOM receive accelerated depreciation shield
  - Three US rigs outbounded in 2010
- 2012 rate should normalize at 10-12%, given expected activity levels

Announced Sale of Land Drilling to Ensign

- 28 marketed rigs 96% contracted at an average day rate of $21,200
- Announced sale for $510 million in cash, plus $30 in working capital


Granite Wash
Woodford
Deep Bossier /
Haynesville Shale
Austin Chalk
Western Gulf Basin
(Eagle Ford Shale)
Rig Locations
Resource Basins

Rigs by State	
Texas	18
Louisiana	7
Oklahoma	2
Alabama	1
Total	28

High Quality Personnel

High-Spec Fleet

Strong Customer Base

Shale-Focused Fleet

LeTourneau Sold to Joy Global

- Joy Global acquired 100% of LeTourneau from Rowan for $1.1 billion in cash
- Closed June 22, 2011
- Transaction was ...
  - » Consistent with Rowan's long stated strategy—to focus on expanding offshore drilling business
  - » An excellent fit with Joy Global and should be beneficial for both LeTourneau and its employees

Mining Products



Drilling Products



Offshore Products



Drilling Systems

Rowan is Designed for Success


Leading Global, High-spec Drilling Company
Strategically Focused On Offshore Drilling
Conservative Financial Profile With Strong Balance Sheet

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

RDC LISTED NYSE

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com